Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 24, 2009
to the Statement of Additional Information Dated October 20, 2008

The following information supplements the information in the Statement of Additional Information regarding Security Diversified Income Fund ("Diversified Income") and Security Capital Preservation Fund ("Capital Preservation"):

Effective February 20, 2009, Diversified Income Fund's name changed to "U.S. Intermediate Bond Fund."

The reorganization of Capital Preservation Fund into the U.S. Intermediate Bond Fund (formerly, the Diversified Income Fund) became effective February 20, 2009. All references to the Capital Preservation Fund in the Statement of Additional Information are hereby deleted.

Please Retain This Supplement for Future Reference